UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2007

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 215-8300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company approved the forms of restricted stock grant and option grant agreements to be used in connection with the Company’s 2007 Stock Incentive Plan.  The forms of agreement include provisions that will be determined in connection with actual awards granted under the Plan, including the number of shares subject to the grant, vesting provisions and the exercise prices, as applicable.  The form of restricted stock grant agreement is attached hereto as Exhibit 99.1.  The forms of incentive stock option grant agreement and nonqualified stock option grant agreement are attached hereto as Exhibits 99.2 and 99.3.

Item 8.01. Other Events.

Segment Reporting

The Company is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-8 that the Company intends to file to register the offering of securities under its 2007 Stock Incentive Plan.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, filed with the Commission on May 10, 2007, due to the increased size, complexity and funding requirements associated with the Company’s international expansion in 2007, the Company began to manage the business geographically in two operating segments, with the primary areas of measurement and decision-making being the United States and International, which includes the U.K. and France.

In connection with the new segment presentation adopted in 2007, the Company is updating the following information that appears in its Annual Report on Form 10-K for the year ended December 31, 2006:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;
•	Part I, Item 1: Business, attached as Exhibit 99.4 to this report and incorporated herein by reference;
•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.5 to this report and incorporated herein by reference; and
•	Consolidated Financial Statements and Notes, included in Part II, Item 8, attached as Exhibit 99.6 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with commencement of segment reporting.  There is no change to the Company’s previously reported consolidated operating results, financial condition or cash flows.  This Current Report on Form 8-K does not reflect events occurring after February 28, 2007, the date CoStar Group, Inc. filed its Annual Report on Form 10-K for the year ended December 31, 2006, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in continuing operations and change in segments as described above and set forth in Exhibits 99.4 to 99.6 attached hereto.  For information on developments regarding CoStar Group or changes in its business since the filing of the Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                             Description

Exhibit 23.1                            Consent of Independent Registered Certified Public Accounting firm
Exhibit 99.1                            Form of Restricted Stock Grant Agreement
Exhibit 99.2                            Form of Incentive Stock Option Grant Agreement
Exhibit 99.3                            Form of Nonqualified Stock Option Grant Agreement
Exhibit 99.4                            Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006:
Business, revised only to reflect segment reporting
Exhibit 99.5         Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006:  Management’s Discussion and Analysis of Financial Condition and Results of  Operations, revised only to reflect segment reporting

Exhibit 99.6         Consolidated Financial Statements and Notes, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, revised only to reflect segment reporting.  Included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting firm dated February 19, 2007, except with respect to their opinion on the Company’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 14, as to which the date is June 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 22, 2007	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 23.1                            Consent of Independent Registered Certified Public Accounting firm
Exhibit 99.1                            Form of Restricted Stock Grant Agreement
Exhibit 99.2                            Form of Incentive Stock Option Grant Agreement
Exhibit 99.3                            Form of Nonqualified Stock Option Grant Agreement
Exhibit 99.4                            Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006:
Business, revised only to reflect segment reporting
Exhibit 99.5
Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006:  Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting

Exhibit 99.6
Consolidated Financial Statements and Notes, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, revised only to reflect segment reporting.  Included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting firm dated February 19, 2007, except with respect to their opinion on the Company’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 14, as to which the date is June 22, 2007.